united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

ACM Dynamic Opportunity Fund
Class A Shares – ADOAX
Class I Shares – ADOIX

ACM Tactical Income Fund
Class A Shares – TINAX
Class I Shares – TINIX

Annual Report
December 31, 2019

1-844-798-3833

www.acm-funds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.ACM-Funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder,

2019 was a mixed year for the ACM Funds. Our Dynamic Opportunity Fund (ADOIX) had a difficult year performance-wise. (see our September fund update on our website for more details). The Fund entered the year with zero market exposure, coming off the heels of a vicious market selloff in December 2018 that the Fund did an excellent job hedging against. As our hedge model indicated adding exposure, we began reducing our ETF hedges in the portfolio. But right around this time, many of our underlying stock holdings experienced corrections of their own.

The Fund was working its way out of this hole by mid-year, when a strong rotation out of growth stocks and into value/cyclical names hit many of our stocks disproportionately. But by the end of Q3 2019, the worst of the performance disruptions had passed and the Fund was able to get back on track and finish the final quarter of the year in solid fashion.

One of the tradeoffs that we accept when relying on our dynamic hedge model to gauge our market exposure is that it works with a lag. So while it has historically done a very good job at mitigating risk during market downturns, it cannot perfectly time a market bottom. As such, when markets make sharp “V-bottom” moves coming out of corrections, there can be a period of relative underperformance versus the broader market. Last year we made some adjustments to our hedge model algorithms to make them more sensitive to quick market rebounds. It seems that in this era of high-frequency electronic trading that these V-bottoms are occurring with greater frequency. We believe the adjustments that were implemented will improve the Fund’s response time to adding back market exposure after corrections.

The Dynamic Opportunity Fund also completed its fifth year of live performance, and has continued to perform well versus its peer group over that time period, despite some short-term performance frustrations.

Turning to the ACM Tactical Income Fund, the Fund began trading on January 11, 2019. As assets in the Fund were minimal at inception, expenses ran greater than portfolio income and the Fund was unable to pay a dividend distribution in January, and just a small one in February. Beginning in March, distributions were paid in full.

The Fund has the ability to rotate among various income-oriented sectors of the ETF market, and can rotate between “risk on” sectors such as preferreds, convertibles, and high yield corporates (to name a few) as well as “risk off” type sectors such as Treasuries and munis. The ability to allocate to some of the higher yielding areas of the market help the Fund pay above-average distribution yields. When market conditions change, the Fund will tactically rotate out of these risk-on investments and move to the more conservative risk-off areas of the income market.

The Fund had a solid first year of trading, with respectable performance and paying an attractive dividend relative to many investments available in today’s extremely low interest rate environment. In the second half of the year, the Fund performed very well and surpassed the performance of many of its peers.

We are pleased to have two tactically-oriented Funds available for investors who seek the flexibility to participate in market advances, but also the prospect of moving to defensive postures to mitigate risk during market downturns.

Thank you for your continued support.

Sincerely,

Jordan L. Kahn, CFA

Chief Investment Officer

Defined terms: HFRX Equity Hedge Index – tracks strategies that maintain positions both long and short in primarily equity and equity driven securities. S&P 500 Index – tracks 500 individual stocks chosen for market size, liquidity and industry grouping, among other factors. Long – the holder of the position owns the security and will profit if the price of the security goes up. Short – the holder of the position sells securities it does not own in anticipation of a decline in the market price of the securities. P/E Ratio – Companies share price divided by its earnings per share.

4260-NLD-3/3/2020

ACM Dynamic Opportunity Fund
Portfolio Review (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

			Annualized
		Annualized	Since
	1 Year	3 Year	Inception*****
ACM Dynamic Opportunity Fund - Class A	2.09%	5.84%	3.60%
ACM Dynamic Opportunity Fund - Class A with load	(3.80)%	3.77%	2.36%
ACM Dynamic Opportunity Fund - Class I	2.36%	6.10%	3.82%
S&P 500 Total Return Index **	31.49%	15.27%	12.22%
S&P 500 Price Index ***	28.88%	13.00%	9.93%
HFRX Equity Hedge Index ****	10.71%	2.99%	1.69%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.40% and 2.15% of average daily net assets attributable to Class A and Class I shares, respectively, per the most recent prospectus. The Fund’s total gross operating expenses, per the most recent prospectus is 2.04% and 1.79% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	The S&P 500 Price Index, is a stock market index that measures the stock performance of 500 large companies listed on the stock exchange. Investors cannot invest directly in an index.

****	Hedge Fund Research (HFRX) Equity Hedge Index. HFRX is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFRX Indices are considered the industry standard benchmarks of hedge fund performance. Investors cannot invest directly in an index.

*****	Inception date is January 20, 2015.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2019	% of Net Assets
Internet	13.1%
Short Term Investments	9.0%
Commercial Services	8.7%
Diversified Financial Services	8.7%
Software	7.2%
Healthcare-Products	6.4%
Retail	6.1%
Electronics	3.2%
Computers	2.9%
Distribution/Wholesale	2.8%
Other assets in excess of liabilities - net	31.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Tactical Income Fund
Portfolio Review (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

	1 Year	Since Inception***
ACM Tactical Income Fund - Class A	5.13%	5.13%
ACM Tactical Income Fund - Class A with load	(0.91)%	(0.91)%
ACM Tactical Income Fund - Class I	5.35%	5.35%
Bloomberg Barclays U.S. Aggregate Bond Index **	8.72%	8.72%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.25% and 2.00% of average daily net assets attributable to Class A and Class I shares, respectively, per the most recent prospectus. The Fund’s total gross operating expenses, per the most recent prospectus is 2.13% and 1.88% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index.

***	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2019	% of Net Assets
Fixed Income ETFs	82.2%
Equity ETFs	6.9%
Index ETF	5.7%
Other assets in excess of liabilities - net	5.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 85.1%
	ADVERTISING - 0.9%
2,500	Trade Desk, Inc. *	$649,450

	AEROSPACE/DEFENSE - 1.7%
2,250	TransDigm Group, Inc. #	1,260,000

	AUTO PARTS & EQUIPMENT - 1.7%
13,500	Aptiv PLC	1,282,095

	BANKS - 2.4%
22,500	Citigroup, Inc. #	1,797,525

	BEVERAGES - 0.9%
16,000	Luckin Coffee, Inc. *#	629,760

	BIOTECHNOLOGY - 0.8%
2,500	Vertex Pharmaceuticals, Inc. *	547,375

	COMMERCIAL SERVICES - 8.7%
2,700	Cintas Corp.	726,516
11,800	Euronet Worldwide, Inc. *	1,859,208
2,000	FleetCor Technologies, Inc. *	575,440
6,500	Global Payments, Inc.	1,186,640
19,000	PayPal Holdings, Inc. *	2,055,230
		6,403,034
	COMPUTERS - 2.9%
5,300	EPAM Systems, Inc. *^	1,124,448
30,000	Kornit Digital Ltd. *	1,026,900
		2,151,348
	DISTRIBUTION/WHOLESALE - 2.8%
23,200	Copart, Inc. *	2,109,808

	DIVERSIFIED FINANCIAL SERVICES - 8.7%
23,500	Ally Financial, Inc.	718,160
16,000	Intercontinental Exchange, Inc. ^	1,480,800
26,500	OneMain Holdings, Inc.	1,116,975
16,500	Visa, Inc. #^	3,100,350
		6,416,285
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
3,700	Universal Display Corp.	762,459

	ELECTRONICS - 3.2%
16,000	Itron, Inc. *	1,343,200
10,000	Keysight Technologies, Inc. *	1,026,300
		2,369,500
	ENERGY-ALTERNATIVE SOURCES - 1.2%
9,500	SolarEdge Technologies, Inc. *	903,355

	HEALTHCARE-PRODUCTS - 6.4%
3,200	Intuitive Surgical, Inc. *	1,891,680
19,500	STAAR Surgical Co. *	685,815
3,000	Thermo Fisher Scientific, Inc.	974,610
14,000	Teladoc Health, Inc. *	1,172,080
		4,724,185
	HOME FURNISHINGS - 2.1%
18,000	Tempur Sealy International, Inc. *	1,567,080

	INSURANCE - 2.6%
23,000	Essent Group Ltd.	1,195,770
21,500	NMI Holdings, Inc. *	713,370
		1,909,140

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 85.1% (Continued)
	INTERNET - 13.1%
8,300	Alibaba Group Holding Ltd. *#	$1,760,430
2,000	Alphabet, Inc. *#^	2,678,780
1,150	Amazon.com, Inc. *^	2,125,016
8,500	Facebook, Inc. *^	1,744,625
3,500	Shopify, Inc. *	1,391,530
		9,700,381
	LODGING - 1.5%
10,000	Hilton Worldwide Holdings, Inc. #	1,109,100

	PHARMACEUTICALS - 1.7%
9,500	Zoetis, Inc. #	1,257,325

	PRIVATE EQUITY - 1.8%
28,000	Apollo Global Management, Inc. #	1,335,880

	REAL ESTATE - 1.0%
35,000	Redfin Corp. *	739,900

	RETAIL - 6.1%
31,000	Boot Barn Holdings, Inc. *	1,380,430
6,000	Burlington Stores, Inc. *	1,368,180
7,500	Lululemon Athletica, Inc. *^	1,737,525
		4,486,135
	SEMICONDUCTORS - 2.2%
23,000	Advanced Micro Devices, Inc. *	1,054,780
9,500	Applied Materials, Inc.	579,880
		1,634,660
	SOFTWARE - 7.2%
17,000	DocuSign, Inc. *	1,259,870
10,000	Five9, Inc. *^	655,800
12,000	Microsoft Corp. #	1,892,400
2,800	Paycom Software, Inc. *	741,328
20,000	Sea Ltd. *	804,400
		5,353,798
	TELECOMMUNICATIONS - 2.0%
38,000	AT&T, Inc.	1,485,040

	TRANSPORTATION - 0.5%
13,000	International Seaways, Inc. *	386,880

	TOTAL COMMON STOCK (Cost $52,675,677)	62,971,498

	SHORT TERM INVESTMENTS - 9.0%
	MONEY MARKET FUND - 0.9%
637,935	Goldman Sachs Financial Square Government - Institutional Class, 1.51% **	637,935

	U.S. TREASURY BILLS - 8.1% +
1,000,000	United States Treasury Bill, 1.37% 1/30/2020 ^	998,872
1,000,000	United States Treasury Bill, 1.48% 2/27/2020 ^	997,659
1,000,000	United States Treasury Bill, 1.49% 3/26/2020 ^	996,494
1,000,000	United States Treasury Bill, 1.53% 4/23/2020 ^	995,247
1,000,000	United States Treasury Bill, 1.53% 5/21/2020 ^	994,084
1,000,000	United States Treasury Bill, 1.55% 6/18/2020 ^	992,836
		5,975,192
	TOTAL SHORT TERM INVESTMENTS (Cost $6,606,911)	6,613,127

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

			Notional Value
Contracts **		Counterparty	December 31, 2019	Fair Value
0	SCHEDULE OF OPTIONS PURCHASED * - 0.7%
	SCHEDULE OF PUT OPTIONS PURCHASED - 0.7%
350	Advanced Micro Devices, Inc.
	Expiration January 2020, Exercise Price $40.00	Goldman Sachs	1,400,000	$7,000
350	Advanced Micro Devices, Inc.
	Expiration February 2020, Exercise Price $45.00	Goldman Sachs	1,575,000	105,000
300	Cosan Ltd.
	Expiration January 2020, Exercise Price $20.00	Goldman Sachs	600,000	1,500
350	Invesco QQQ Trust Series 1
	Expiration February 2020, Exercise Price $210.00	Goldman Sachs	7,350,000	126,700
40	Trade Desk, Inc.
	Expiration February 2020, Exercise Price $255.00	Goldman Sachs	1,020,000	71,040
425	VanEck Vectors Semiconductor ETF
	Expiration February 2020, Exercise Price $140.00	Goldman Sachs	5,950,000	172,125
40	Vertex Pharmaceuticals, Inc.
	Expiration January 2020, Exercise Price $220.00	Goldman Sachs	880,000	21,400
	TOTAL OPTIONS PURCHASED (Cost $703,279)			504,765

	TOTAL INVESTMENTS (Cost $59,985,867) - 94.8%			$70,089,390
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $231,041) - (0.3)%			(207,170)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5% ^			4,073,727
	NET ASSETS - 100.0%			$73,955,947

			Notional Value
Contracts **		Counterparty	December 31, 2019	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN * - (0.3)%
83	Alibaba Group Holding Ltd.
	Expiration January 2020, Exercise Price $215.00	Goldman Sachs	$1,784,500	$4,980
20	Alphabet, Inc.
	Expiration January 2020, Exercise Price $1360.00	Goldman Sachs	2,720,000	1,340
280	Apollo Global Management, Inc.
	Expiration January 2020, Exercise Price $46.50	Goldman Sachs	1,302,000	35,700
150	Citigroup, Inc.
	Expiration January 2020, Exercise Price $80.00	Goldman Sachs	1,200,000	13,050
150	Hilton Worldwide Holdings, Inc.
	Expiration January 2020, Exercise Price $110.00	Goldman Sachs	1,650,000	36,000
160	Luckin Coffee, Inc.
	Expiration January 2020, Exercise Price $38.00	Goldman Sachs	608,000	31,200
120	Microsoft Corp.
	Expiration January 2020, Exercise Price $160.00	Goldman Sachs	1,920,000	13,320
25	TransDigm Group, Inc.
	Expiration January 2020, Exercise Price $567.50	Goldman Sachs	1,418,750	15,000
165	Visa, Inc.
	Expiration January 2020, Exercise Price $187.50	Goldman Sachs	3,093,750	44,880
100	Zoetis, Inc.
	Expiration January 2020, Exercise Price $134.00	Goldman Sachs	1,340,000	11,700
	SCHEDULE OF CALL OPTIONS WRITTEN (Premiums Received $231,041)			207,170

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying security at the exercise price.

#	Subject to call options written.

^	All or part of these securities were held as collateral for call options written as of December 31, 2019. Total collateral for call options written is $15,696,791 and $1,003,300 in cash.

+	Yield shown is the discounted rate at the time of purchase for U.S. Treasury Bills.

See accompanying notes to financial statements.

ACM Tactical Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 94.8%
	EQUITY FUNDS - 6.9%
5,000	Alerian MLP ETF	$42,500
25,000	iShares Mortgage Real Estate ETF	1,113,250
15,000	Vaneck Vectors BDC Income ETF	251,250
		1,407,000
	FIXED INCOME FUNDS - 82.2%
92,500	Invesco Senior Loan ETF	2,110,850
77,500	Invesco Taxable Municipal Bond ETF ^	2,454,425
2,630	iShares 20+ Year Treasury Bond ETF ^	356,312
15,650	iShares iBoxx $ Investment Grade Corporate Bond ETF ^	2,002,574
9,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,031,040
4,740	iShares MBS ETF	512,204
7,150	iShares National Muni Bond ETF	814,457
45,000	iShares Preferred & Income Securities ETF ^	1,691,550
5,135	iShares TIPS Bond ETF	598,587
20,000	SPDR Bloomberg Barclays Convertible Securities ETF	1,110,000
13,000	SPDR Bloomberg Barclays High Yield Bond ETF	1,424,020
36,500	VanEck Vectors High-Yield Municipal Index ETF ^	2,337,825
7,150	Vanguard Total International Bond ETF	404,547
		16,848,391
	INDEX FUND - 5.7%
50,000	Invesco CEF Income Composite ETF	1,165,500

	TOTAL EXCHANGE TRADED FUNDS (Cost $19,102,171)	19,420,891

	TOTAL INVESTMENTS (Cost $19,102,171) (a) - 94.8%	$19,420,891
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2% ^	1,066,824
	NET ASSETS - 100.0%	$20,487,715

BDC - Business Development Company

ETF - Exchange Traded Fund

MBS - Mortgage Backed Securities

TIPS - Treasury Inflation Protected Securities

^	All or part of these securities were held as collateral for call options written as of December 31, 2019. Total collateral segregated for future call options written is $915,404 and $594 in cash.

See accompanying notes to financials statements.

ACM Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019

	ACM Dynamic	ACM Tactical
	Opportunity Fund	Income Fund
ASSETS
Investment securities, at value (Cost $59,985,867 and $19,102,171)	$70,089,390	$19,420,891
Cash	2,395,496	1,216,543
Deposits with broker for options written	1,201,121	234,945
Receivable for securities sold	398,070	222,546
Receivable for fund shares sold	151,445	6,710
Dividend and interest receivable	76,261	13,567
Prepaid expenses	11,363	—
TOTAL ASSETS	74,323,146	21,115,202

LIABILITIES
Written options, at value (Premiums received $231,041 and $0)	207,170	—
Investment advisory fees payable	78,485	30,195
Payable for fund shares repurchased	28,231	3,338
Payable to related parties	16,106	3,350
Payable for investments purchased	10,525	568,515
Distribution (12b-1) fees payable	907	272
Accrued expenses and other liabilities	25,775	21,817
TOTAL LIABILITIES	367,199	627,487
NET ASSETS	$73,955,947	$20,487,715

Composition of Net Assets:
Paid in capital	$64,810,032	$20,530,120
Accumulated Earnings (Losses)	9,145,915	(42,405)
NET ASSETS	$73,955,947	$20,487,715

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,685,694	$1,272,377
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	209,084	125,567
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$17.63	$10.13
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$18.71	$10.75

Class I Shares:
Net Assets	$70,270,253	$19,215,338
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,943,638	1,897,613
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$17.82	$10.13

(a)	The Fund imposes a 1.00% redemption fee for any redemptions of Fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2019

	ACM Dynamic	ACM Tactical
	Opportunity Fund	Income Fund
INVESTMENT INCOME
Dividend Income	$294,730	$751,851
Interest	452,579	8,449
TOTAL INVESTMENT INCOME	747,309	760,300

EXPENSES
Advisory fees	1,091,751	112,601
Distribution (12b-1) fees:
Class A	18,502	1,896
Administrative services fees	81,932	11,148
Third party administrative services fees	74,467	9,333
Accounting services fees	55,898	6,516
Printing and postage expenses	40,301	7,316
Transfer agent fees	28,423	19,873
Registration fees	24,820	15,250
Compliance officer fees	19,584	8,330
Dividend expense on securities sold short	16,591	—
Audit fees	15,701	15,700
Custodian fees	12,941	7,521
Legal fees	11,626	14,402
Trustees fees and expenses	10,183	8,887
Insurance expense	2,765	375
Interest expense	—	259
Other expenses	5,768	1,547
TOTAL EXPENSES	1,511,253	240,954
Less: Fees waived/expenses reimbursed by the Advisor	—	(13,483)
NET EXPENSES	1,511,253	227,471

NET INVESTMENT INCOME (LOSS)	(763,944)	532,829

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments and foreign currency transactions	(19,515)	(310,697)
Options written	318,850	(50,428)
Securities sold short	(215,009)	—
Net realized gain (loss)	84,326	(361,125)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	4,747,328	318,720
Options written	23,871	—
Securities sold short	(2,415,348)	—
Net change in unrealized appreciation on investments	2,355,851	318,720

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,440,177	(42,405)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,676,233	$490,424

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	ACM Dynamic Opportunity Fund
	For the Year Ended	For the Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(763,944)	$(973,334)
Net realized gain (loss) on investments, options written and securities sold short	84,326	1,187,900
Net change in unrealized appreciation (depreciation) on investments, options written and securities sold short	2,355,851	(1,421,466)
Net increase (decrease) in net assets resulting from operations	1,676,233	(1,206,900)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(12,956)	(88,515)
Class I	(242,737)	(781,705)
Total distributions to shareholders	(255,693)	(870,220)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,819,341	8,218,676
Class I	19,671,962	38,868,592
Net asset value of shares issued in reinvestment of distributions:
Class A	12,567	85,977
Class I	239,257	757,533
Redemption fee proceeds:
Class A	—	436
Class I	1,543	1,234
Payments for shares redeemed:
Class A	(7,170,389)	(3,127,167)
Class I	(28,998,858)	(21,040,841)
Net increase (decrease) from shares of beneficial interest transactions	(14,424,577)	23,764,440

NET INCREASE (DECREASE) IN NET ASSETS	(13,004,037)	21,687,320

NET ASSETS
Beginning of Year	86,959,984	65,272,664
End of Year	$73,955,947	$86,959,984

SHARE ACTIVITY
Class A:
Shares Sold	102,350	448,283
Shares Reinvested	714	5,022
Shares Redeemed	(411,063)	(168,842)
Net increase (decrease) in shares of beneficial interest outstanding	(307,999)	284,463

Class I:
Shares Sold	1,097,237	2,119,271
Shares Reinvested	13,441	43,890
Shares Redeemed	(1,630,392)	(1,131,849)
Net increase (decrease) in shares of beneficial interest outstanding	(519,714)	1,031,312

See accompanying notes to financial statements.

ACM Funds
STATEMENT OF CHANGES IN NET ASSETS

ACM Tactical Income
For the Period Ended
December 31, 2019 *
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$532,829
Net realized loss on investments, options written and securities sold short	(361,125)
Net change in unrealized appreciation on investments and options written	318,720
Net increase in net assets resulting from operations	490,424

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(35,318)
Class I	(514,909)
Total Return of Capital
Class A	(1,086)
Class I	(15,955)
Total distributions to shareholders	(567,268)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,607,595
Class I	20,229,200
Net asset value of shares issued in reinvestment of distributions:
Class A	23,154
Class I	525,583
Redemption fee proceeds:
Class A	42
Class I	519
Payments for shares redeemed:
Class A	(347,444)
Class I	(1,474,090)
Net increase from shares of beneficial interest transactions	20,564,559

NET INCREASE IN NET ASSETS	20,487,715

NET ASSETS
Beginning of Period	—
End of Period	$20,487,715

SHARE ACTIVITY
Class A:
Shares Sold	157,486
Shares Reinvested	2,276
Shares Redeemed	(34,195)
Net increase in shares of beneficial interest outstanding	125,567

Class I:
Shares Sold	1,991,366
Shares Reinvested	51,677
Shares Redeemed	(145,430)
Net increase in shares of beneficial interest outstanding	1,897,613

*	The inception date of the ACM Tactical Income Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	Class A

	For the Year Ended	For Year Ended	For Year Ended	For the Year Ended	For the Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$17.33	$17.71	$15.07	$15.85	$15.00
Increase (decrease) from investment operations:
Net investment loss (2)	(0.20)	(0.25)	(0.25)	(0.24)	(0.32)
Net realized and unrealized gain (loss) on investments	0.56	0.04 (8)	2.89	(0.54)	1.17
Total from investment operations	0.36	(0.21)	2.64	(0.78)	0.85
Less distributions from:
Net realized gains	(0.06)	(0.17)	—	—	—
Total distributions	(0.06)	(0.17)	—	—	—
Redemption fees collected (2)	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$17.63	$17.33	$17.71	$15.07	$15.85
Total return (4)	2.09%	(1.15)%	17.52%	(4.92)%	5.67	% (5)
Net assets, at end of period (000s)	$3,686	$8,961	$4,121	$28,895	$28,257
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	1.95%	2.04%	2.10%	2.13%	2.41	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.93%	1.92%	1.98%	2.01%	2.18	% (7)
Ratio of net investment loss to average net assets (6)	(1.10)%	(1.37)%	(1.54)%	(1.54)%	(2.09	)% (7)
Portfolio Turnover Rate	325%	271%	224%	481%	652	% (5)

(1)	The Fund commenced operations on January 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

(8)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	Class I

	For the Year Ended		For Year Ended		For Year Ended	For the Year Ended	For the Period Ended
	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$17.48		$17.82		$15.12	$15.86	$15.00
Increase (decrease) from investment operations:
Net investment loss (2)	(0.15)		(0.20)		(0.21)	(0.20)	(0.33)
Net realized and unrealized gain (loss) on investments	0.55		0.03	(9)	2.91	(0.54)	1.19
Total from investment operations	0.40		(0.17)		2.70	(0.74)	0.86
Less distributions from:
Net realized gains	(0.06)		(0.17)		—	—	—
Total distributions	(0.06)		(0.17)		—	—	—
Redemption fees collected (2)(3)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of period	$17.82		$17.48		$17.82	$15.12	$15.86
Total return (4)	2.30	% (5)	(0.92	)% (5)	17.86%	(4.67)%	5.73	% (6)
Net assets, at end of period (000s)	$70,270		$77,999		$61,152	$19,140	$22,056
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	1.70%		1.79%		1.85%	1.88%	2.16	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.68%		1.67%		1.73%	1.76%	1.93	% (8)
Ratio of net investment loss to average net assets (7)	(0.85)%		(1.12)%		(1.24)%	(1.29)%	(2.12	)% (8)
Portfolio Turnover Rate	325%		271%		224%	481%	652	% (6)

(1)	The Fund commenced operations on January 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Annualized for periods less than one full year.

(9)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A

	For the Period Ended
	December 31, 2019 (1)

Net asset value, beginning of period	$10.00
Increase from investment operations:
Net investment income (2)	0.48
Net realized and unrealized gain on investments	0.03	(6)
Total from investment operations	0.51
Less distributions from:
Net investment income	(0.37)
Return of capital	(0.01)
Total distributions	(0.38)
Redemption fees collected (2)(3)	0.00
Net asset value, end of period	$10.13
Total return (4)	5.13%
Net assets, at end of period (000s)	$1,272
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including interest expense (5)	2.25	% (7)
Ratio of gross expenses to average net assets excluding interest expense (5)	2.35%
Ratio of net investment income to average net assets (5)	5.08%
Portfolio Turnover Rate	645%

(1)	The inception date of the Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended December 31, 2019 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(7)	Represents less than 0.01% of interest expense.

See accompanying notes to financial statements.

ACM Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class I

	For the Period Ended
	December 31, 2019 (1)

Net asset value, beginning of period	$10.00
Increase from investment operations:
Net investment income (2)	0.48
Net realized and unrealized gain on investments	0.05	(6)
Total from investment operations	0.53
Less distributions from:
Net investment income	(0.39)
Return of capital	(0.01)
Total distributions	(0.40)
Redemption fees collected (2)(3)	0.00
Net asset value, end of period	$10.13
Total return (4)	5.35%
Net assets, at end of period (000s)	$19,215
Ratios/Supplemental Data:
Ratio of net expenses to average net assets including interest expense (5)	2.00	% (7)
Ratio of gross expenses to average net assets excluding interest expense (5)	2.10%
Ratio of net investment income to average net assets (5)	4.83%
Portfolio Turnover Rate	645%

(1)	The inception date of the Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended December 31, 2019 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(7)	Represents less than 0.01% of interest expense.

See accompanying notes to financial statements.

ACM Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The ACM Dynamic Opportunity Fund (“Dynamic Opportunity Fund”) and ACM Tactical Income Fund (“Tactical Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dynamic Opportunity Fund commenced operations on January 20, 2015. The Dynamic Opportunity Fund seeks long-term capital appreciation with a short-term focus on capital preservation. The inception date of the Tactical Income Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019. The Tactical Income Fund seeks to generate income, with capital preservation as a secondary objective.

Each Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Funds’ assets and liabilities measured at fair value:

ACM Dynamic Opportunity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$62,971,498	$—	$—	$62,971,498
Short-Term Investments	637,935	5,975,192	—	6,613,127
Put Options Purchased	481,865	22,900	—	504,765
Total Investments	$64,091,298	$5,998,092	$—	$70,089,390
Liabilities *
Call Options Written	$158,420	$48,750	$—	$207,170
Total Liabilities	$158,420	$48,750	$—	$207,170

ACM Tactical Income Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$19,420,891	$—	$—	$19,420,891
Total Investments	$19,420,891	$—	$—	$19,420,891

*	Refer to the Portfolio of Investments for industry classification.

The Funds did not hold any Level 3 securities during the year ended December 31, 2019.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of December 31, 2019, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year, as disclosed above and within the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Assets:
		Location of Derivatives on
Derivative Investment	Primary Risk	Statement of Assets and	Fair Value of Asset
Type	Exposure	Liabilities	Derivatives
			Dynamic Opportunity
			Fund
Put options purchased	Equity Risk	Investment securities, at value	$504,765
Total			$504,765

Liabilities:
		Location of Derivatives on
Derivative Investment	Primary Risk	Statement of Assets and	Fair Value of Asset
Type	Exposure	Liabilities	Derivatives
			Dynamic Opportunity
			Fund
Written call options	Equity Risk	Written Options, at value	$207,170
Total			$207,170

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain/Loss on Derivative
Options purchased	Net realized loss from investments and foreign currency transactions
Written options	Net realized gain (loss) from options written
Options purchased	Net change in unrealized appreciation on investments and foreign currency transactions
Written options	Net change in unrealized appreciation on options written

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The following is a summary of the Funds realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Total for the
	Year Ended
	December 31, 2019
Derivative Investment Type	Dynamic Opportunity Fund	Tactical Income Fund
Options purchased - Equity Risk	$(1,707,581)	$(5,445)
Written options - Equity Risk	318,850	(50,428)
Total	$(1,388,731)	$(55,873)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations

	Total for the
	Year Ended
	December 31, 2019
	Dynamic Opportunity
Derivative Investment Type	Fund
Options purchased - Equity Risk	$(134,405)
Written options - Equity Risk	23,871
Total	$(110,534)

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds liability derivatives available for offset under a master netting arrangement net of collateral pledged for options written as of December 31, 2019.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross	Net Amounts
		Amounts	of Liabilities
		Offset in the	Presented in
	Gross Amounts of	Statement of	the Statement		Cash
	Recognized	Assets &	of Assets &	Financial	Collateral	Net
Funds	Assets/Liabilities (1)	Liabilities	Liabilities	Instruments (2)	Received	Amount
Dynamic Opportunity Fund	$207,170	$—	$207,170	$—	$207,170	$—
Total	$207,170	$—	$207,170	$—	$207,170	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually for the Dynamic Opportunity Fund and declared and paid monthly for the Tactical Income Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Federal Income Taxes – The Funds intend to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 through December 31, 2018, or expected to be taken in the Funds’ December 31, 2019 year-end tax returns. The Funds identify its major tax jurisdictions as U.S. federal and Ohio, (Nebraska in prior years) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $205,172,758 and $182,203,920, respectively, for the Dynamic Opportunity Fund and $97,752,588 and $ 78,330,842, respectively, for the Tactical Income Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Capital Management, LLC (the “Advisor”) serves as the Funds investment advisor. Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee computed and accrued daily and paid monthly, based on the Funds average daily net assets and is computed at the annual rate of 1.25% for the Dynamic Opportunity Fund and 1.00% for the Tactical Income Fund. For the year ended December 31, 2019, the Advisor earned advisory fees of $1,091,751 and $112,601 for the Dynamic Opportunity Fund and Tactical Income Fund, respectively.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Dynamic Opportunity Fund and Tactical Income Fund (“Waiver Agreement”) until at least April 30, 2020 and April 30, 2021, respectively, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 2.40% and 2.15% of the daily average net assets attributable to Dynamic Opportunity Fund’s Class A and Class I shares, respectively, and 2.25% and 2.00% of the daily average net assets attributable to Tactical Income Fund’s Class A and Class I shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement) and if recoupment can be achieved within the aforementioned expense limits and expense limits at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time. During the year ended December 31, 2019, the Tactical Income Fund waived $13,483, in advisory fees pursuant to the Waiver Agreement which is subject to recapture before December 31, 2022.

Northern Lights Distributors, LLC (“NLD” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund shares. During the year ended December 31, 2019, the Distributor received $14,210 and $41,800 in underwriting commissions for sales of Class A shares of Dynamic Opportunity Fund and Tactical Income Fund, respectively, of which $1,999 and $5,774 was retained by the principal underwriter or other affiliated broker-dealers.

The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% per year of the average daily net assets of the Class A shares to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended December 31, 2019, pursuant to the Plan, Class A shares of Dynamic Opportunity Fund and Tactical Income Fund incurred costs of $18,502 and $1,896, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”)

BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Funds. Please refer to the Statements of Changes for the collected redemption fees.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statements of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost of investments for federal tax purposes including options purchased and options written is $60,387,456 and $19,367,917, respectively for the Dynamic Opportunity Fund and Tactical Income Fund.

	Dynamic Opportunity Fund	Tactical Income Fund
Gross unrealized appreciation:	$10,518,388	$320,769
Gross unrealized depreciation:	(1,023,624)	(267,795)
Net unrealized appreciation	$9,494,764	$52,974

The tax character of distributions paid for the fiscal year ended December 31, 2019 and fiscal year ended December 31, 2018 was as follows:

	For the year ended December 31, 2019:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Dynamic Opportunity	$—	$255,693	$—	$255,693
Tactical Income	550,227	—	17,041	567,268

	For the year ended December 31, 2018:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Dynamic Opportunity	$—	$870,220	$—	$870,220

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Dynamic Opportunity	$—	$252,750	$—	$—	$(601,601)	$9,494,766	$9,145,915
Tactical Income	—	—	(27,465)	(59,894)	(8,020)	52,974	(42,405)

The difference between book basis and tax basis accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Tactical Income Fund incurred and elected to defer such capital losses of $27,465.

At December 31, 2019, utilized remaining capital loss carry forwards for federal income tax purposes were as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Dynamic Opportunity	$—	$—	$—	$—
Tactical Income	59,894	—	59,894	—

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses, and adjustments for tax return updates, resulted in reclassification for the year ended December 31, 2019 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Dynamic Opportunity	$(715,061)	$715,061
Tactical Income	(17,398)	17,398

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Charles Schwab held 56.90% and 72.08% of the voting securities for the sole benefit of customers and may be deemed to control the Dynamic Opportunity Fund and Tactical Income Fund, respectively. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of ACM Dynamic Opportunity Fund

and ACM Tactical Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACM Dynamic Opportunity Fund and ACM Tactical Income Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Funds”), including the portfolios of investments, as of December 31, 2019, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes In Net Assets and Financial Highlights

ACM Dynamic Opportunity Fund

The statements of changes in net assets for each of the years in the two-year period ended December 31, 2019.

The financial highlights for each of the years in the four-year period ended December 31, 2019 and for the period from January 20, 2015 (commencement of operations) through December 31, 2015.

ACM Tactical Income Fund	The statement of changes in net assets and the financial highlights for the year ended December 30, 2019.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania

March 2, 2020

ACM Dynamic Opportunity Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2019

Renewal of Advisory Agreement – ACM Dynamic Opportunity Fund*

In connection with a meeting held on November 19-20, 2019, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Ascendant Capital Management LLC (“ACM”) and the Trust, with respect to the ACM Dynamic Opportunity Fund (the “ACM Dynamic”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to ACM and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted ACM had approximately $87 million in assets under management. The Board acknowledged the years of experience and academic credentials of ACM’s key personnel. The Board discussed ACM’s investment strategy to invest in domestic and foreign equity securities of any market capitalization, including equity securities of emerging markets. The Board observed that ACM Dynamic may also take long or short positions in ETFs to hedge its portfolio, and that ACM provided all research, analysis and risk management for ACM Dynamic. The Board discussed ACM’s use of an electronic trading service to execute the majority of trades and an outside firm to enhance its compliance program. The Board noted that as ACM had grown over time, it had added resources to support its operation. The Board recognized that ACM demonstrated the ability to implement the investment process and manage the complexities of ACM Dynamic’s investment strategy. The Board concluded that it expected ACM to continue to provide satisfactory service to ACM Dynamic and its shareholders.

Performance. The Board observed that ACM Dynamic was a three-star Morningstar fund that outperformed its Morningstar category since inception but underperformed the Morningstar category, peer group and the S&P 500 Total Return Index across all other periods. The Board recognized that ACM Dynamic’s underperformance relative to the S&P 500 was expected during a bullish equity market. The Board discussed ACM’s efforts to improve ACM Dynamic’s ability to react to market whipsaws. The Board acknowledged that ACM had managed ACM Dynamic defensively, as intended, and that its risk overlay strategy provided capital protection. The Board concluded ACM had provided satisfactory results for ACM Dynamic and its shareholders.

Fees and Expenses. The Board noted that the 1.25% advisory fee for ACM Dynamic was equal to the peer group median, slightly lower than the peer group average, and slightly higher than the Morningstar category median and average. The Board observed that ACM Dynamic’s 1.62% net expense ratio was higher than the peer group and Morningstar category averages and medians. The Board reviewed ACM’s explanation that most funds in its peer group benefitted

ACM Dynamic Opportunity Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2019

from economies of scale due to the size of the fund or the fund complex. Given these considerations, the Board concluded that ACM’s advisory fee for ACM Dynamic was not unreasonable.

Economies of Scale. The Board noted ACM agreed to discuss the implementation of breakpoints when the Fund reached $500 million in assets under management. The Board noted that ACM expected that ACM Dynamic would begin to benefit from some economies of scale when it had $100 million to $200 million in assets. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed ACM’s profitability analysis in connection with its management of ACM Dynamic, and acknowledged that ACM earned a modest profit both in actual dollars and as a percentage of revenue. The Board concluded that ACM’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from ACM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for ACM Dynamic was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of ACM Dynamic and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ACM Funds
ADDITIONAL INFORMATION (Unaudited)
December 31, 2019

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

ACM Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the ACM Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the ACM Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2019 and ending December 31, 2019.

Actual Expenses

The “Actual Expenses” lines in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account	Expenses Paid During
Actual	Annualized	Account Value	Value	Period *
Expenses	Expense Ratio	7/1/19	12/31/2019	7/1/19 - 12/31/19
Dynamic Opportunity Class A	1.95%	$1,000.00	$987.30	$9.77
Dynamic Opportunity Class I	1.70%	$1,000.00	$988.00	$8.54
Tactical Income Class A	2.25%	$1,000.00	$1,010.50	$11.40
Tactical Income Class I	2.00%	$1,000.00	$1,011.80	$10.15

		Beginning	Ending Account	Expenses Paid During
Hypothetical	Annualized	Account Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/19	12/31/2019	7/1/19 - 12/31/19
Dynamic Opportunity Class A	1.95%	$1,000.00	$1,015.38	$9.91
Dynamic Opportunity Class I	1.70%	$1,000.00	$1,016.62	$8.66
Tactical Income Class A	2.25%	$1,000.00	$1,013.86	$11.42
Tactical Income Class I	2.00%	$1,000.00	$1,015.12	$10.16

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

ACM Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of December 31, 2019, the Trust was comprised of 38 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

12/3119-NLFT III-v2

ACM Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-798-3833.

12/3119-NLFT III-v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

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PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3833 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3833.

INVESTMENT ADVISOR
Ascendant Capital Management, LLC
10866 Wilshire Blvd., Suite 1600
Los Angeles, CA 90024

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $26,000

2018 – $13,500

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $4,700

2018 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $ 4,700

2018 – $ 2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/9/2020

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 3/9/2020